Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L   S T R E N G T H

O P E R A T I O N A L   E X C E L L E N C E

F i n a n c i a l   S u p p l e m e n t

September 30, 2009

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com	NYSE: FFG
TEL: 515.226.6780	www.fblfinancial.com

FBL Financial Group, Inc.
Financial Supplement (Unaudited)
September 30, 2009
Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	4
Consolidated Statements of Operating Income (Loss), last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income (Loss)	7
Statements of Pre-tax Operating Income (Loss), last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment	13
Collected Premiums, last five quarters	14
Parent Company Liquidity	15
Other Information	16

NOTE 1: In addition to net income (loss), FBL Financial Group has consistently utilized operating income (loss), a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.
We use operating income (loss), in addition to net income (loss), to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss). Specifically, call options relating to our index business are the one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments and interest rate swaps backing our annuity liabilities, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results. We use operating income (loss) for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2009	December 31, 2008
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost:
2009 - $10,372,106; 2008 - $10,505,084)	$9,936,347	$8,965,443
Equity securities - available for sale, at market (cost: 2009- $62,369; 2008 - $51,958)
	58,990	44,863
Mortgage loans on real estate	1,306,678	1,381,854
Derivative instruments	52,089	12,933
Real estate	16,705	2,559
Policy loans	185,800	182,421
Other long-term investments	1,780	1,527
Short-term investments	325,898	262,459
Total investments	11,884,287	10,854,059

Cash and cash equivalents	12,892	37,710
Securities and indebtedness of related parties	19,146	18,921
Accrued investment income	141,172	136,893
Amounts receivable from affiliates	13,086	15,791
Reinsurance recoverable	128,342	107,854
Deferred policy acquisition costs	1,120,121	1,365,609
Deferred sales inducements	356,193	420,147
Value of insurance in force acquired	38,603	63,121
Property and equipment, less allowances for depreciation of $64,360 in 2009 and $63,730 in 2008
	19,486	23,074
Current income tax recoverable	-	14,389
Deferred income tax benefit	18,137	305,080
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	-	67,953
Other assets	81,015	41,623
Assets held in separate accounts	677,142	577,420

Total assets	$14,520,792	$14,060,814

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2009	December 31, 2008
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,375,382	$10,531,967
Traditional life insurance and accident and health products	1,360,527	1,328,506
Unearned revenue reserve	28,665	34,663
Other policy claims and benefits	25,867	38,256
	11,790,441	11,933,392
Other policyholders' funds:
Supplementary contracts without life contingencies	506,924	504,885
Advance premiums and other deposits	179,373	167,473
Accrued dividends	9,803	10,241
	696,100	682,599

Amounts payable to affiliates	1,453	247
Short-term debt	-	59,446
Long-term debt payable to affiliates	100,000	100,000
Long-term debt	271,064	271,005
Current income taxes payable	14,767	-
Collateral payable for securities lending and other transactions	33	69,656
Other liabilities	127,476	108,588
Liabilities related to separate accounts	677,142	577,420
Total liabilities	13,678,476	13,802,353

Stockholders’ equity:
FBL Financial Group Stockholders’ equity:
Preferred stock, without par value, at liquidation value – authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares
	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares, issued and outstanding 29,259,033 shares in 2009 and 28,975,889 shares in 2008

	108,274	104,090
Class B common stock, without par value – authorized 1,500,000 shares, issued and outstanding 1,192,990 shares
	7,522	7,522
Accumulated other comprehensive loss	(116,996)	(649,758)
Retained earnings	840,410	793,511
Total FBL Financial Group, Inc. stockholders' equity	842,210	258,365
Noncontrolling interest	106	96
Total stockholders’ equity	842,316	258,461
Total liabilities and stockholders’ equity	$14,520,792	$14,060,814

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
Revenues:
Interest sensitive and index product charges	$34,915	$32,931	$129,046	$93,837
Traditional life insurance premiums	37,576	36,282	116,484	111,184
Net investment income	180,168	181,888	547,009	522,555
Derivative income (loss)	49,426	(40,951)	41,825	(171,532)
Net realized capital gains (losses) on sales of investments	2,494	(913)	37,973	3,093

Total other-than-temporary impairment losses	(8,581)	(26,243)	(88,432)	(133,617)
Non-credit portion in other comprehensive loss	6,957	-	37,780	-
Net impairment loss recognized in earnings	(1,624)	(26,243)	(50,652)	(133,617)

Other income	4,588	6,545	13,835	19,365
Total revenues	307,543	189,539	835,520	444,885

Benefits and expenses:
Interest sensitive and index product benefits	95,360	111,074	319,198	320,312
Change in value of index product embedded derivatives	96,371	(37,529)	139,052	(171,020)
Traditional life insurance benefits	23,407	23,353	69,964	73,207
Increase in traditional life future policy benefits	9,991	11,084	29,819	33,511
Distributions to participating policyholders	4,760	4,813	14,738	15,106
Underwriting, acquisition and insurance expenses	43,891	50,676	172,057	144,359
Interest expense	6,116	4,464	19,164	13,363
Other expenses	4,103	5,585	14,583	17,677
Total benefits and expenses	283,999	173,520	778,575	446,515
	23,544	16,019	56,945	(1,630)
Income taxes	(7,802)	(4,904)	(18,528)	2,634
Equity income, net of related income taxes	140	86	301	44
Net income	15,882	11,201	38,718	1,048
Net loss attributable to noncontrolling interest	33	15	125	31
Net income attributable to FBL Financial Group, Inc	$15,915	$11,216	$38,843	$1,079

Earnings per common share	$0.53	$0.37	$1.29	$0.03
Earnings per common share – assuming dilution	$0.53	$0.37	$1.29	$0.03

Cash dividends per common share	$0.0625	$0.1250	$0.2500	$0.3750

FBL Financial Group, Inc.
Consolidated Statements of Operating Income (Loss)
(Dollars in thousands, except per share data)

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009

Operating revenues:
Interest sensitive and index product charges	$32,908	$33,350	$41,150	$53,131	$34,910
Traditional life insurance premiums	36,282	38,002	37,954	40,954	37,576
Net investment income	181,888	185,317	184,069	182,772	180,168
Derivative loss	(24,610)	(30,401)	(32,091)	(31,005)	(27,752)
Other income	6,545	5,945	4,586	4,661	4,588
Total operating revenues	233,013	232,213	235,668	250,513	229,490

Benefits and expenses:
Interest sensitive and index product benefits	106,454	114,096	110,405	108,750	100,516
Traditional life insurance benefits	23,353	23,677	22,104	24,453	23,407
Increase in traditional life future policy benefits	11,084	9,744	9,718	10,110	9,991
Distributions to participating policyholders	4,813	4,958	4,921	5,057	4,760
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,280	3,581	3,573	3,620	3,708
Amortization of deferred policy acquisition costs	26,706	51,911	40,590	29,695	20,679
Amortization of value of insurance in force acquired	857	1,044	746	652	808
Other underwriting expenses	18,928	19,353	20,209	18,118	20,946
Total underwriting, acquisition and insurance expenses	49,771	75,889	65,118	52,085	46,141
Interest expense	4,464	6,204	6,932	6,116	6,116
Other expenses	5,585	6,426	4,930	5,550	4,103
Total benefits and expenses	205,524	240,994	224,128	212,121	195,034
	27,489	(8,781)	11,540	38,392	34,456
Income taxes	(8,918)	3,513	(3,783)	(12,729)	(11,621)
Net loss attributable to noncontrolling interest	15	40	38	54	33
Equity income (loss), net of related income taxes	86	(48)	73	88	140

Operating income (loss)	18,672	(5,276)	7,868	25,805	23,008

Realized gains/losses on investments, net of offsets	(12,726)	(12,009)	(11,040)	(62)	(1,853)
Change in net unrealized gains/losses on derivatives, net of offsets	5,270	(1,943)	1,682	(1,325)	(5,240)

Net income (loss)	$11,216	$(19,228)	$(1,490)	$24,418	$15,915

Operating income (loss) per common share - assuming dilution.	$0.62	$(0.18)	$0.26	$0.86	$0.76
Earnings (loss) per common share - assuming dilution	$0.37	$(0.64)	$(0.05)	$0.81	$0.53

Weighted average common shares outstanding, operating income (loss) basis (in thousands):
Basic	29,900	29,926	29,958	30,007	30,090
Effect of dilutive securities	151	-	126	18	120
Diluted	30,051	29,926	30,084	30,025	30,210

Weighted average common shares outstanding, net income (loss) basis (in thousands):
Basic	29,900	29,926	29,958	30,007	30,090
Effect of dilutive securities	151	-	-	18	120
Diluted	30,051	29,926	29,958	30,025	30,210

Operating return on equity, excluding AOCL - last twelve months	8.6%	5.3%	4.6%	5.1%	5.5%
Operating return on equity, including AOCL - last twelve months	10.2%	7.6%	8.1%	9.8%	10.2%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

– investments and related investment income not specifically allocated to our product segments;
– interest expense;
– accident and health insurance products, primarily a closed block of group policies;
– advisory services for the management of investments and other companies;
– marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
– leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended September 30, 2009	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$210	$10,444	$12,943	$11,313	$-	$34,910
Traditional life insurance premiums	-	-	37,576	-	-	37,576
Net investment income	39,610	99,600	35,542	3,924	1,492	180,168
Derivative loss	(1,302)	(26,036)	-	-	(414)	(27,752)
Other income	-	-	273	466	3,849	4,588
Total operating revenues	38,518	84,008	86,334	15,703	4,927	229,490

Benefits and expenses:
Interest sensitive and index product benefits	24,159	57,802	14,570	3,985	-	100,516
Traditional life insurance benefits	-	-	23,407	-	-	23,407
Increase in traditional life future policy benefits	-	-	9,991	-	-	9,991
Distributions to participating policyholders	-	-	4,760	-	-	4,760
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,945	763	-	3,708
Amortization of deferred policy acquisition costs	(759)	15,235	6,639	(436)	-	20,679
Amortization of value of insurance in force acquired	398	-	410	-	-	808
Other underwriting expenses	2,106	6,363	6,934	5,062	481	20,946
Total underwriting, acquisition and insurance expenses	1,745	21,598	16,928	5,389	481	46,141
Interest expense	-	-	-	-	6,116	6,116
Other expenses	-	-	-	156	3,947	4,103
Total benefits and expenses	25,904	79,400	69,656	9,530	10,544	195,034
	12,614	4,608	16,678	6,173	(5,617)	34,456
Net loss attributable to noncontrolling interest	-	-	-	-	33	33
Equity income, before tax	-	-	-	-	216	216
Pre-tax operating income (loss)	$12,614	$4,608	$16,678	$6,173	$(5,368)	$34,705

Quarter Ended September 30, 2008	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$190	$8,754	$12,229	$11,735	$-	$32,908
Traditional life insurance premiums	-	-	36,282	-	-	36,282
Net investment income	36,634	103,273	36,060	3,565	2,356	181,888
Derivative loss	(1,081)	(23,529)	-	-	-	(24,610)
Other income	23	-	(19)	486	6,055	6,545
Total operating revenues	35,766	88,498	84,552	15,786	8,411	233,013

Benefits and expenses:
Interest sensitive and index product benefits	23,904	58,522	17,185	6,843	-	106,454
Traditional life insurance benefits	-	-	23,353	-	-	23,353
Increase in traditional life future policy benefits	-	-	11,084	-	-	11,084
Distributions to participating policyholders	-	-	4,813	-	-	4,813
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,520	760	-	3,280
Amortization of deferred policy acquisition costs	3,624	15,695	4,378	3,009	-	26,706
Amortization of value of insurance in force acquired	292	-	565	-	-	857
Other underwriting expenses	2,081	3,742	7,014	5,508	583	18,928
Total underwriting, acquisition and insurance expenses	5,997	19,437	14,477	9,277	583	49,771
Interest expense	-	-	-	-	4,464	4,464
Other expenses	-	-	-	176	5,409	5,585
Total benefits and expenses	29,901	77,959	70,912	16,296	10,456	205,524
	5,865	10,539	13,640	(510)	(2,045)	27,489
Net loss attributable to noncontrolling interest	-	-	-	-	15	15
Equity income, before tax	-	-	-	-	132	132
Pre-tax operating income (loss)	$5,865	$10,539	$13,640	$(510)	$(1,898)	$27,636

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q3 2008	Q4 2008	Q1 2009		Q2 2009	Q3 2009
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$190	$338	$204		$210	$210
Net investment income	36,634	37,467	37,669		38,543	39,610
Derivative loss:
Cost of money for call options	(102)	(93)	(77)		(77)	(79)
Cost of interest rate swaps	(979)	(570)	(1,180)		(1,192)	(1,223)
Total derivative loss	(1,081)	(663)	(1,257)		(1,269)	(1,302)
Other income	23	104	44		36	-
Total operating revenues	35,766	37,246	36,660		37,520	38,518

Benefits and expenses:
Interest sensitive and index product benefits	23,904	23,573	23,038		23,726	24,159
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	3,624	3,698	4,067		3,449	(759)
Amortization of value of insurance in force acquired	292	612	299		282	398
Other underwriting expenses	2,081	2,138	2,430		1,889	2,106
Total underwriting, acquisition and insurance expenses	5,997	6,448	6,796		5,620	1,745
Total benefits and expenses	29,901	30,021	29,834		29,346	25,904
Pre-tax operating income	$5,865	$7,225	$6,826		$8,174	$12,614

Balance sheet data, securities at cost:

Assets:
Investments	$2,417,666	$2,356,310	$2,489,600		$2,537,576	$2,564,785
Deferred policy acquisition costs	88,865	89,714	88,007		87,990	92,253
Value of insurance in force acquired	12,265	11,982	11,588		11,304	10,919
Other assets	64,513	135,170	93,265		75,365	95,400
Total assets	$2,583,309	$2,593,176	$2,682,460		$2,712,235	$2,763,357

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,943,188	$1,971,218	$2,030,117		$2,075,464	$2,124,100
Other insurance reserves	387,176	381,838	378,680		377,827	372,266
Other liabilities	24,514	19,626	26,515		32,361	25,792
Total liabilities	2,354,878	2,372,682	2,435,312		2,485,652	2,522,158
Allocated equity, excluding AOCL	228,431	220,494	247,148		226,583	241,199
Total liabilities and equity	$2,583,309	$2,593,176	$2,682,460		$2,712,235	$2,763,357

Other data:
Number of direct contracts	51,258	51,439	52,333		52,910	53,090

Statutory portfolio yield net of assumed defaults	5.83%	5.61%	5.61%		5.52%	5.60%
Credited rate	4.12%	4.04%	4.04%		3.92%	3.90%
Spread on direct fixed annuities at end of quarter	1.71%	1.57%	1.57%	(A)	1.60%	1.70%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,499,540	$1,554,250	$1,586,141		$1,653,077	$1,704,497

Deposits	68,871	62,278	91,509		70,889	67,131
Withdrawals, surrenders and death benefits	(18,710)	(32,827)	(28,109)		(23,908)	(21,512)
Net flows	50,161	29,451	63,400		46,981	45,619

Policyholder interest/index credits	15,221	15,211	15,721		16,322	16,425
Annuitizations and other	(10,672)	(12,771)	(12,185)		(11,883)	(7,515)
Balance, end of period	1,554,250	1,586,141	1,653,077		1,704,497	1,759,026
Other interest sensitive reserves	388,938	385,077	377,040		370,967	365,074
Total interest sensitive and index product reserves	$1,943,188	$1,971,218	$2,030,117		$2,075,464	$2,124,100

(A) Point-in-time spread at March 31, 2009 does not include the impact of holding higher-than-average cash balance. Impact of cash position during the first quarter of 2009 is estimated to be 15 basis points.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Traditional Annuity - Independent Distribution Segment

	Q3 2008	Q4 2008	Q1 2009		Q2 2009	Q3 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$8,754	$8,783	$16,892		$28,965	$10,444
Net investment income	103,273	106,483	104,705		102,447	99,600
Derivative income (loss):
Proceeds from option settlements	8,903	902	201		260	349
Cost of money for call options	(32,432)	(30,640)	(30,665)		(29,505)	(26,385)
Total derivative loss	(23,529)	(29,738)	(30,464)		(29,245)	(26,036)
Total operating revenues	88,498	85,528	91,133		102,167	84,008

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	32,133	33,341	34,113		35,817	36,250
Amortization of deferred sales inducements	755	2,012	1,481		945	924
Total fixed annuity product benefits	32,888	35,353	35,594		36,762	37,174
Index annuities:
Interest credited	9,182	10,376	10,354		11,012	11,385
Amortization of deferred sales inducements	8,297	20,257	13,825		13,594	7,665
Index credits	8,155	2,016	1,345		1,867	1,578
Total index product benefits	25,634	32,649	25,524		26,473	20,628
Total interest sensitive and index product benefits	58,522	68,002	61,118		63,235	57,802
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	15,695	35,764	25,781		22,649	15,235
Other underwriting expenses	3,742	3,629	4,361		4,169	6,363
Total underwriting, acquisition and insurance expenses	19,437	39,393	30,142		26,818	21,598
Total benefits and expenses	77,959	107,396	91,260		90,053	79,400
Pre-tax operating income (loss)	$10,539	$(21,868)	$(127)		$12,114	$4,608

Balance sheet data, securities at cost:

Assets:
Investments	$7,187,159	$7,202,047	$6,999,727		$6,811,958	$6,853,156
Deferred policy acquisition costs	501,711	479,288	468,436		455,323	445,130
Deferred sales inducements	293,524	277,836	271,054		266,059	265,894
Other assets	155,091	157,133	323,320		477,748	285,892
Total assets	$8,137,485	$8,116,304	$8,062,537		$8,011,088	$7,850,072

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,961,338	$5,979,633	$5,953,606		$5,776,892	$5,757,358
Interest sensitive and index product reserves - assumed	1,628,748	1,583,754	1,536,390		1,523,893	1,496,131
Other insurance reserves	138,950	145,036	148,880		156,295	154,737
Other liabilities	29,379	28,658	52,700		172,476	18,243
Total liabilities	7,758,415	7,737,081	7,691,576		7,629,556	7,426,469
Allocated equity, excluding AOCL	379,070	379,223	370,961		381,532	423,603
Total liabilities and equity	$8,137,485	$8,116,304	$8,062,537		$8,011,088	$7,850,072

Other data:
Number of direct contracts	92,966	93,769	93,507		90,820	89,472

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults	5.89%	5.89%	5.89%		5.74%	5.73%
Credited rate	4.88%	4.89%	4.94%		4.95%	4.94%
Spread on direct fixed rate annuities at end of quarter	1.01%	1.00%	0.95%		0.79%	0.79%

Index annutities:
Statutory portfolio yield net of assumed defaults	5.83%	5.83%	5.83%		5.84%	5.84%
Credited rate/option cost	3.46%	3.54%	3.53%		3.55%	3.51%
Spread on direct index annuities at end of quarter	2.37%	2.29%	2.30%	(A)	2.29%	2.33%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$7,279,099	$7,588,549	$7,561,689		$7,488,024	$7,273,729

Deposits	467,069	187,024	314,278		188,946	43,216
Withdrawals, surrenders and death benefits	(181,175)	(251,863)	(436,142)		(511,580)	(237,865)
Net flows	285,894	(64,839)	(121,864)		(322,634)	(194,649)

Policyholder interest/index credits	61,130	56,490	56,540		56,891	50,265
Derivative value change and other	(37,574)	(18,511)	(8,341)		51,448	96,318
Balance, end of period	7,588,549	7,561,689	7,488,024		7,273,729	7,225,663
Other interest sensitive reserves	1,537	1,698	1,972		27,056	27,826
Total interest sensitive and index product reserves	$7,590,086	$7,563,387	$7,489,996		$7,300,785	$7,253,489

(A) Point-in-time spread at March 31, 2009 does not include the impact of holding higher-than-average cash balance. Impact of cash position during the first quarter of 2009 is estimated to be 18 basis points on the direct business.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$12,229	$12,256	$12,126	$12,484	$12,943
Traditional life insurance premiums	36,282	38,002	37,954	40,954	37,576
Net investment income	36,060	35,795	35,991	35,629	35,542
Other income	(19)	(21)	61	(13)	273
Total operating revenues	84,552	86,032	86,132	89,054	86,334

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,230	9,092	9,102	9,069	9,136
Death benefits	7,955	7,076	9,396	7,196	5,434
Total interest sensitive product benefits	17,185	16,168	18,498	16,265	14,570
Traditional life insurance benefits:
Death benefits	14,747	14,885	12,679	13,981	14,492
Surrender and other benefits	8,606	8,792	9,425	10,472	8,915
Total traditional life insurance benefits	23,353	23,677	22,104	24,453	23,407
Increase in traditional life future policy benefits	11,084	9,744	9,718	10,110	9,991
Distributions to participating policyholders	4,813	4,958	4,921	5,057	4,760
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,520	2,831	2,782	2,855	2,945
Amortization of deferred policy acquisition costs	4,378	5,041	5,290	4,585	6,639
Amortization of value of insurance in force acquired	565	432	447	368	410
Other underwriting expenses	7,014	7,590	6,929	6,476	6,934
Total underwriting, acquisition and insurance expenses	14,477	15,894	15,448	14,284	16,928
Total benefits and expenses	70,912	70,441	70,689	70,169	69,656
Pre-tax operating income	$13,640	$15,591	$15,443	$18,885	$16,678

Balance sheet data, securities at cost:
Assets:
Investments	$2,254,593	$2,266,936	$2,252,649	$2,244,685	$2,268,086
Deferred policy acquisition costs	240,182	245,020	247,571	251,199	251,482
Deferred sales inducements	4,237	5,582	5,987	6,187	6,110
Value of insurance in force acquired	26,348	25,904	25,427	25,060	24,660
Other assets	87,204	76,235	97,706	133,693	128,626
Total assets	$2,612,564	$2,619,677	$2,629,340	$2,660,824	$2,678,964

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$770,527	$771,823	$769,229	$769,618	$770,952
Other insurance reserves	1,442,609	1,455,515	1,468,638	1,478,950	1,487,392
Other liabilities	66,038	88,361	54,765	72,797	75,955
Total liabilities	2,279,174	2,315,699	2,292,632	2,321,365	2,334,299
Allocated equity, excluding AOCL	333,390	303,978	336,708	339,459	344,665
Total liabilities and equity	$2,612,564	$2,619,677	$2,629,340	$2,660,824	$2,678,964

Other data:
Number of direct policies - traditional life	333,723	335,505	336,230	337,903	339,190
Number of direct policies - universal life	54,648	55,094	55,255	55,408	55,297
Direct face amounts - traditional life	$30,241	$30,998	$31,514	$32,221	$32,781
Direct face amounts - universal life	$4,753	$4,817	$4,864	$4,917	$4,923

Statutory portfolio yield net of assumed defaults	6.34%	6.30%	6.28%	6.20%	6.27%
Credited rate	4.41%	4.41%	4.37%	4.37%	4.37%
Spread on direct universal life at end of quarter	1.93%	1.89%	1.91%	1.83%	1.90%

Interest sensitive reserve activity:
Balance, beginning of period	$769,503	$770,527	$771,823	$769,044	$769,618

Deposits	13,606	15,013	14,375	14,861	13,899
Withdrawals and surrenders	(7,214)	(8,423)	(8,522)	(8,282)	(6,896)
Net flows	6,392	6,590	5,853	6,579	7,003

Policyholder interest credited	8,373	8,225	8,269	8,211	8,239
Policy charges	(11,790)	(12,042)	(12,047)	(12,381)	(12,305)
Benefits and other	(1,951)	(1,477)	(4,854)	(1,835)	(1,603)
Balance, end of period	$770,527	$771,823	$769,044	$769,618	$770,952

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Variable Segment

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,735	$11,973	$11,928	$11,472	$11,313
Net investment income	3,565	3,713	3,891	4,085	3,924
Other income	486	416	326	789	466
Total operating revenues	15,786	16,102	16,145	16,346	15,703

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,048	2,522	2,229	2,196	2,218
Death benefits	4,795	3,830	5,522	3,328	1,767
Total interest sensitive product benefits	6,843	6,352	7,751	5,524	3,985
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	760	750	791	765	763
Amortization of deferred policy acquisition costs	3,009	7,408	5,452	(986)	(436)
Other underwriting expenses	5,508	5,403	5,819	5,148	5,062
Total underwriting, acquisition and insurance expenses	9,277	13,561	12,062	4,927	5,389
Other expenses	176	111	157	137	156
Total benefits and expenses	16,296	20,024	19,970	10,588	9,530
Pre-tax operating income (loss)	$(510)	$(3,922)	$(3,825)	$5,758	$6,173

Balance sheet data, securities at cost:
Assets:
Investments	$221,131	$242,222	$260,633	$233,804	$246,173
Deferred policy acquisition costs	157,849	153,396	149,866	152,826	154,985
Deferred sales inducements	2,449	2,572	2,610	2,609	2,564
Other assets	15,454	9,262	4,591	28,433	24,112
Separate account assets	718,501	577,420	522,591	595,047	677,142
Total assets	$1,115,384	$984,872	$940,291	$1,012,719	$1,104,976

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$216,715	$225,539	$231,035	$227,594	$226,842
Other insurance reserves	32,623	30,382	31,723	32,546	32,796
Other liabilities	33,221	32,067	51,318	56,099	54,266
Separate account liabilities	718,501	577,420	522,591	595,047	677,142
Total liabilities	1,001,060	865,408	836,667	911,286	991,046
Allocated equity, excluding AOCL	114,324	119,464	103,624	101,433	113,930
Total liabilities and equity	$1,115,384	$984,872	$940,291	$1,012,719	$1,104,976

Rollforward of separate account balances:
Beginning separate account balance	$794,846	$718,501	$577,420	$522,591	$595,047
Net premiums	15,721	7,507	10,945	18,260	18,146
Net investment income (loss)	(67,251)	(127,551)	(45,184)	73,553	83,227
Charges, benefits and surrenders	(24,815)	(21,037)	(20,590)	(19,357)	(19,278)
Ending separate account balance	$718,501	$577,420	$522,591	$595,047	$677,142

Separate account balance:
Balance per financial statements	$718,501	$577,420	$522,591	$595,047	$677,142
Less: alliance partners' share	(17,635)	(13,940)	(13,750)	(14,453)	(16,200)
Add: alliance partner separate account assets on business assumed	67,685	53,614	51,852	54,814	64,288
	$768,551	$617,094	$560,693	$635,408	$725,230

Other data:
Number of direct contracts - variable annuity	20,856	20,624	20,384	20,242	20,034
Number of direct policies - variable universal life	61,861	61,319	60,631	59,812	59,090
Direct face amounts - variable universal life	$7,756	$7,698	$7,614	$7,515	$7,427

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$2,356	$1,859	$1,813	$2,068	$1,492
Derivative loss	-	-	(370)	(491)	(414)
Other income	6,055	5,446	4,155	3,849	3,849
Total operating revenues	8,411	7,305	5,598	5,426	4,927

Benefits and expenses:
Other underwriting and insurance expenses	583	593	670	436	481
Interest expense	4,464	6,204	6,932	6,116	6,116
Other expenses	5,409	6,315	4,773	5,413	3,947
Total benefits and expenses	10,456	13,112	12,375	11,965	10,544
	(2,045)	(5,807)	(6,777)	(6,539)	(5,617)
Net loss attributable to noncontrolling interest	15	40	38	54	33
Equity income (loss), before tax	132	(74)	111	136	216
Pre-tax operating loss	$(1,898)	$(5,841)	$(6,628)	$(6,349)	$(5,368)

Balance sheet data, securities at cost:
Assets:
Investments	$146,690	$333,281	$460,604	$666,760	$391,225
Securities and indebtedness of related parties	19,108	18,919	18,968	19,024	19,145
Other assets	315,941	245,271	216,565	159,784	190,231
Total assets	$481,739	$597,471	$696,137	$845,568	$600,601

Liabilities and equity:
Liabilities:
Insurance reserves	$66,283	$64,319	$63,471	$63,617	$62,905
Debt	350,986	430,451	371,025	371,044	371,064
Other liabilities	186,532	217,637	400,050	516,491	330,717
Total liabilities	603,801	712,407	834,546	951,152	764,686
Noncontrolling interest	122	96	99	87	106
Equity, excluding AOCL	(122,184)	(115,032)	(138,508)	(105,671)	(164,191)
Total liabilities and equity	$481,739	$597,471	$696,137	$845,568	$600,601

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$87,211	$88,865	$89,714	$88,007	$87,990
Impact of reclassification of realized losses to AOCL	-	-	(1,461)	-	-
Capitalization:
Commissions	2,543	2,572	3,121	3,198	2,696
Expenses	786	835	918	717	761
Total capitalization	3,329	3,407	4,039	3,915	3,457
Amortization - operating basis, before impact of unlocking	(3,027)	(3,699)	(4,067)	(3,449)	(2,703)
Amortization - unlocking, operating basis	(596)	-	-	-	3,462
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	1,948	1,141	(218)	(483)	47
Balance - end of period	$88,865	$89,714	$88,007	$87,990	$92,253

Traditional Annuity - Independent Distribution
Balance - beginning of period	$786,688	$795,235	$757,124	$739,490	$721,382
Impact of reclassification of realized losses to AOCL	-	-	(1,709)	-	-
Capitalization:
Commissions	26,398	14,880	21,533	12,343	2,202
Expenses	2,043	1,566	1,232	1,045	481
Deferral of sales inducements	13,059	12,604	13,156	10,207	3,267
Total capitalization	41,500	29,050	35,921	23,595	5,950
Amortization - operating basis, before impact of unlocking	(24,744)	(30,149)	(41,087)	(34,488)	(23,824)
Amortization - unlocking, operating basis	-	(27,885)	-	(2,700)	-
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(8,209)	(9,127)	(10,759)	(4,515)	7,516
Balance - end of period	$795,235	$757,124	$739,490	$721,382	$711,024

Traditional & Universal Life Insurance
Balance - beginning of period	$241,104	$244,420	$250,602	$253,558	$257,386
Impact of reclassification of realized losses to AOCL	-	-	(254)	-	-
Capitalization:
Commissions	3,534	5,222	4,368	4,532	3,012
Expenses	3,531	4,669	3,684	3,857	3,939
Deferral of sales inducements	162	1,407	436	275	40
Total capitalization	7,227	11,298	8,488	8,664	6,991
Amortization - operating basis, before impact of unlocking	(3,885)	(5,105)	(5,316)	(5,435)	(6,076)
Amortization - unlocking, operating basis	(528)	-	-	775	(681)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	502	(11)	38	(176)	(28)
Balance - end of period	$244,420	$250,602	$253,558	$257,386	$257,592

Variable
Balance - beginning of period	$160,274	$160,298	$155,968	$152,476	$155,435
Impact of reclassification of realized losses to AOCL	-	-	(37)	-	-
Capitalization:
Commissions	1,922	1,728	1,439	1,217	1,326
Expenses	825	714	462	362	547
Deferral of sales inducements	23	181	62	17	3
Total capitalization	2,770	2,623	1,963	1,596	1,876
Amortization - operating basis, before impact of unlocking	(4,980)	(7,467)	(5,476)	268	793
Amortization - unlocking, operating basis	1,947	-	-	690	(404)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	287	514	58	405	(151)
Balance - end of period	$160,298	$155,968	$152,476	$155,435	$157,549

Total
Balance - beginning of period	$1,275,277	$1,288,818	$1,253,408	$1,233,531	$1,222,193
Impact of reclassification of realized losses to AOCL	-	-	(3,461)	-	-
Capitalization:
Commissions	34,397	24,402	30,461	21,290	9,236
Expenses	7,185	7,784	6,296	5,981	5,728
Deferral of sales inducements	13,244	14,192	13,654	10,499	3,310
Total capitalization	54,826	46,378	50,411	37,770	18,274
Amortization - operating basis, before impact of unlocking	(36,636)	(46,420)	(55,946)	(43,104)	(31,810)
Amortization - unlocking, operating basis	823	(27,885)	-	(1,235)	2,377
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(5,472)	(7,483)	(10,881)	(4,769)	7,384
Balance - end of period	1,288,818	1,253,408	1,233,531	1,222,193	1,218,418
Impact of realized/unrealized gains/losses in AOCL	378,794	532,348	573,695	539,674	257,896
Deferred acquisition costs/Deferred sales inducements	$1,667,612	$1,785,756	$1,807,226	$1,761,867	$1,476,314

FBL Financial Group, Inc.
Collected Premiums

	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$55,649	$49,262	$75,148	$49,565	$49,308
Renewal - individual	14,603	14,256	18,989	22,841	19,495
Group	3,415	2,081	2,231	995	4,235
Total Traditional Annuity - Exclusive Distribution	73,667	65,599	96,368	73,401	73,038

Traditional Annuity - Independent Distribution
Fixed rate annuities	348,886	67,820	213,332	99,782	16,021
Index annuities	147,229	136,427	111,367	99,499	31,396
Total direct	496,115	204,247	324,699	199,281	47,417
Reinsurance assumed	397	210	358	513	284
Total Traditional Annuity - Independent Distribution,
net of reinsurance	496,512	204,457	325,057	199,794	47,701

Traditional and Universal Life Insurance
Universal life:
First year	1,879	1,804	2,040	2,311	2,032
Renewal	9,167	9,981	10,307	10,407	9,558
Total	11,046	11,785	12,347	12,718	11,590
Participating whole life:
First year	3,024	3,357	2,681	2,752	2,959
Renewal	22,330	22,946	23,704	25,182	22,415
Total	25,354	26,303	26,385	27,934	25,374
Term life and other:
First year	2,680	2,774	2,767	3,058	2,870
Renewal	12,464	12,618	13,430	13,323	13,635
Total	15,144	15,392	16,197	16,381	16,505
Total Traditional and Universal Life Insurance	51,544	53,480	54,929	57,033	53,469
Reinsurance assumed	2,692	2,696	2,507	2,565	2,633
Reinsurance ceded	(4,457)	(4,975)	(5,069)	(5,449)	(4,360)
Total Traditional and Universal Life Insurance, net of reinsurance	49,779	51,201	52,367	54,149	51,742

Variable
Variable annuities:
Exclusive distribution:
First year	9,340	5,791	5,064	3,743	7,875
Renewal	4,962	4,484	5,521	5,152	4,012
Total	14,302	10,275	10,585	8,895	11,887
Alliance channel:
First year (1)	3,046	1,856	1,443	1,131	2,310
Renewal (1)	737	721	941	1,030	603
Total	3,783	2,577	2,384	2,161	2,913
Total variable annuities	18,085	12,852	12,969	11,056	14,800
Variable universal life:
Exclusive distribution:
First year	1,200	856	644	588	449
Renewal	11,209	11,096	12,103	11,822	11,347
Total	12,409	11,952	12,747	12,410	11,796
Alliance channel:
First year (1)	115	82	52	40	61
Renewal (1)	514	564	584	490	433
Total	629	646	636	530	494
Total variable universal life	13,038	12,598	13,383	12,940	12,290
Total Variable	31,123	25,450	26,352	23,996	27,090
Reinsurance ceded	(180)	(216)	(172)	(207)	(281)
Total Variable, net of reinsurance	30,943	25,234	26,180	23,789	26,809

Corporate and Other
Accident and health premiums collected, net of reinsurance	27	258	71	38	30
	$650,928	$346,749	$500,043	$351,171	$199,320

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Parent Company Liquidity

	January - September Actual 2009	October - December Projected 2009 (3)	Total 2009
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$83,473	$10,880	$83,473

Sources:
Dividends from insurance subsidiaries	10,000	5,000	15,000
Dividends from noninsurance subsidiaries	700	2,400	3,100
Investment income, including interest rate swap income (expense)	(283)	(406)	(689)
Management fees from subsidiaries and affiliates	6,017	1,519	7,536
Total sources	16,434	8,513	24,947

Uses:
Interest	(19,546)	(5,642)	(25,188)
Stockholders' dividends (1)	(7,586)	(1,925)	(9,511)
General expenses	(6,093)	(1,458)	(7,551)
Total uses	(33,225)	(9,025)	(42,250)

Pay off Line of Credit	(60,000)	-	(60,000)
Other, net (2)	4,198	12,138	16,336
Total cash and invested assets, end of period	$10,880	$22,506	$22,506

(1)

The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.0625 per common share. The common stock dividend rate is pending board of directors approval for the fourth quarter.

(2)	Primarily due to settling amounts due to/from affiliates and external parties, which may fluctuate from period to period due to timing.

(3)	Based on best estimates at September 30, 2009, actual results may differ materially.

FBL Financial Group, Inc.
Other Information

	September 30, 2008	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
	(Dollars in thousands, except per share data)
Capitalization:
Senior Notes, due 2011	$-	$100,000	$100,000	$100,000	$100,000
Senior notes, due 2014	75,317	75,305	75,292	75,279	75,267
Senior notes, due 2017	98,669	98,700	98,733	98,765	98,797
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Revolving line of credit agreement	60,000	59,446	-	-	-
Short-term note payable	20,000	-	-	-	-
Total debt	350,986	430,451	371,025	371,044	371,064

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCL	930,031	905,123	916,972	940,338	956,206
Total capitalization, excluding AOCL	1,284,017	1,338,574	1,290,997	1,314,382	1,330,270

Accumulated other comprehensive loss	(377,151)	(649,758)	(648,469)	(349,526)	(116,996)
Total capitalization, including AOCL	$906,866	$688,816	$642,528	$964,856	$1,213,274

Common shares outstanding	30,173,593	30,168,879	30,365,265	30,466,381	30,452,023

Book Value per Share:
Excluding AOCL	$30.82	$30.00	$30.20	$30.86	$31.40
Including AOCL	18.32	8.46	8.84	19.39	27.56

Debt-to-Capital Ratio:
Excluding AOCL	27.3%	32.2%	28.7%	28.2%	27.9%
Including AOCL	38.7	62.5	57.7	38.5	30.6

Debt-to-Capital Ratio with 100% Credit for Trust
Preferred Securities:
Excluding AOCL	19.8%	24.9%	21.2%	20.8%	20.6%
Including AOCL	28.0	48.4	42.6	28.4	22.6

Class A Common Ownership:
Iowa Farm Bureau Federation	53.1%	53.1%	52.7%	52.6%	52.6%
Other Farm Bureau entities	8.7	8.7	8.7	8.6	8.7
Public	38.2	38.2	38.6	38.8	38.7
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	61.7%	60.0%	58.8%	56.0%	56.8%
(BBB)	34.6	36.2	36.1	37.5	36.4
(BB)	2.6	2.7	3.4	4.8	4.3
(<BB)	1.1	1.1	1.7	1.7	2.5

Investment by Type:
Fixed maturities	61.7%	58.9%	58.1%	58.5%	60.3%
Residential mortgage-backed	16.0	16.5	16.5	16.2	16.1
Commercial mortgage-backed	6.5	5.9	6.0	5.4	6.1
Other asset-backed	1.4	1.3	1.1	1.0	1.1
Mortgage loans	11.7	12.8	12.6	11.7	11.0
Equity securities	0.1	0.4	0.4	0.5	0.5
Other	2.6	4.2	5.3	6.7	4.9

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,192	1,176	1,191	1,194	1,234
7 Life-only states	789	786	794	800	805
Total Farm Bureau Life channel	1,981	1,962	1,985	1,994	2,039

Percentage registered representatives:
Farm Bureau Life channel	86.4%	83.9%	82.9%	81.2%	78.5%

EquiTrust Life channel:
Independent Agents	23,651	19,098	20,158	20,023	20,129